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--------------------------------------------------------------------------------
Annual Report - Financial Statements
--------------------------------------------------------------------------------



T. ROWE PRICE

                                  TAX-EXEMPT
                                  MONEY FUND

                               -----------------
                               FEBRUARY 28, 1998
                               -----------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------

  SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        8/31/97      2/28/98
  -----------------------------------------------------------------------------

  Hospital Revenue                                          40%         34%
  .............................................................................
  General Obligation - Local                                14          16
  .............................................................................
  General Obligation - State                                 9          13
  .............................................................................
  Educational Revenue                                       10          10
  .............................................................................
  Prerefunded Bonds                                          8           6
  .............................................................................
  Industrial and Pollution Control Revenue                   4           6
  .............................................................................
  Water and Sewer Revenue                                    3           4
  .............................................................................
  Lease Revenue                                              1           3
  .............................................................................
  Ground Transportation Revenue                              3           2
  .............................................................................
  Housing Finance Revenue                                    3           2
  .............................................................................
  Nuclear Revenue                                            1           2
  .............................................................................
  LifeCare/Nursing Home Revenue                              0           2
  .............................................................................
  All Others                                                 5           3
  .............................................................................
  Other Assets Less Liabilities                             -1          -3
  -----------------------------------------------------------------------------
  Total                                                    100%        100%


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--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                   Year
                                  Ended
                                2/28/98   2/28/97   2/29/96   2/28/95   2/28/94

NET ASSET VALUE

Beginning of period            $  1.000   $ 1.000  $  1.000  $  1.000  $  1.000

Investment activities
 Net investment income            0.032     0.030     0.033     0.026     0.020

Distributions
 Net investment income           (0.032)   (0.030)   (0.033)   (0.026)   (0.020)
                               .................................................
NET ASSET VALUE
End of period                  $  1.000   $ 1.000  $  1.000  $  1.000  $  1.000
                               -------------------------------------------------


Ratios/Supplemental Data

Total return                      3.24%     3.05%     3.38%     2.63%     2.05%
 ................................................................................
Ratio of expenses to
average net assets                0.52%     0.55%     0.56%     0.58%     0.59%
 ................................................................................
Ratio of net investment
income to average
net assets                        3.20%     3.00%     3.33%     2.59%     2.04%
 ................................................................................
Net assets, end of period
(in thousands)                 $740,757  $678,135  $679,143  $687,022  $732,900
 ................................................................................

The accompanying notes are an integral part of these financial statements.

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                                                               February 28, 1998

-----------------------
STATEMENT OF NET ASSETS                                        Par        Value
--------------------------------------------------------------------------------
                                                                 In thousands

   ALABAMA  3.7%

   Birmingham, GO
         VRDN (Currently 3.375%)                         $  11,230  $    11,230
   .............................................................................
   Huntsville, GO, 6.80%, 2/1/99 (Escrowed to Maturity)      1,000        1,028
   .............................................................................
   Huntsville Health Care Auth.
         VRDN (Currently 3.35%) (MBIA Insured)               5,000        5,000
   .............................................................................
   Jefferson County, GO, VRDN (Currently 3.50%)             10,000       10,000
   .............................................................................
   Total Alabama (Cost  $27,258)                                         27,258
                                                                    ............


   ALASKA  1.3%

   Valdez Marine Terminal
      Exxon Pipeline, VRDN (Currently 3.65%)                 7,400        7,400
      ..........................................................................
      Mobil Alaska Pipeline, VRDN (Currently 3.45%)          2,000        2,000
   .............................................................................
   Total Alaska (Cost  $9,400)                                            9,400
                                                                    ............


   ARIZONA  0.2%

   Arizona Transportation Board, Maricopa County
      Registered Area Road Fund
         7.60%, 7/1/04 (FGIC Insured)
         (Prerefunded 7/1/98+)                                 500          516
   .............................................................................
   Mesa, GO, 6.75%, 7/1/98 (AMBAC Insured)                   1,300        1,312
   .............................................................................
   Total Arizona (Cost  $1,828)                                           1,828
                                                                    ............



   CALIFORNIA  1.3%

   California, GO, RAN, 4.50%, 6/30/98                       4,000        4,008
   .............................................................................
   Los Angeles County Unified School Dist., GO, TRAN
         4.50%, 7/1/98                                       3,400        3,407
   .............................................................................
   Riverside County, GO, TRAN, 4.50%, 6/30/98                2,000        2,004
   .............................................................................
   Total California (Cost  $9,419)                                        9,419
                                                                    ............



   COLORADO  1.4%

   Colorado, GO, TRAN, 4.50%, 6/26/98                        1,000        1,002
   .............................................................................
   Colorado HFA, Catholic Health, VRDN (Currently 3.45%)     7,000        7,000
   .............................................................................
   Denver IDR, W. W. Grainger, VRDN (Currently 3.45%)        2,190        2,190
   .............................................................................
   Total Colorado (Cost  $10,192)                                        10,192
                                                                    ............

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                                                          Par          Value
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                                                              In thousands


CONNECTICUT  0.1%

Connecticut Health and Ed. Fac., Yale Univ.
      VRDN (Currently 3.50%)                        $   1,000    $     1,000
 ...............................................................................
Total Connecticut (Cost  $1,000)                                       1,000
                                                                 ..............


DELAWARE  0.3%

Delaware, GO, 5.00%, 5/1/98                             2,375          2,379
 ...............................................................................
Total Delaware (Cost  $2,379)                                          2,379
                                                                 ..............


DISTRICT OF COLUMBIA  1.6%

Dist. of Columbia, American Univ., VRDN
      (Currently 3.60%)                                11,630         11,630
 ...............................................................................
Total District of Columbia (Cost  $11,630)                            11,630
                                                                 ..............


FLORIDA  3.5%

Alachua County HFA, Shands Teaching Hosp.
      VRDN (Currently 3.50%) (MBIA Insured)            13,400         13,400
 ...............................................................................
Florida Board of Ed., GO, Capital Outlay
      VRDN (Currently 3.51%)                            1,500          1,500
 ...............................................................................
Florida Pollution Control, 7.60%, 7/1/08
      (Prerefunded 7/1/98+)                             3,000          3,098
 ...............................................................................
Hillsborough County IDA, PCR, Tampa Electric
      VRDN (Currently 3.65%)                              800            800
 ...............................................................................
Jacksonville HFA, Genesis Rehabilitation Hosp.
      VRDN (Currently 3.70%)                            5,600          5,600
 ...............................................................................
Orange County IDA, W. W. Grainger
      VRDN (Currently 3.45%)                            1,185          1,185
 ...............................................................................
Total Florida (Cost  $25,583)                                         25,583
                                                                 ..............


GEORGIA  6.1%

Cobb County, Water and Sewer
      7.50%, 7/1/04 (Prerefunded 7/1/98+)               2,400          2,476
 ...............................................................................
DeKalb Private Hosp. Auth., Egleston Childrens Hosp.
      VRDN (Currently 3.40%)                           13,000         13,000
 ...............................................................................
Downtown Savannah Auth., GO, Public Ed.
      VRDN (Currently 3.40%)                            5,000          5,000
 ...............................................................................

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                                                            Par        Value
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                                                              In thousands

Georgia, GO
      4.00%, 7/1/98                                   $   1,895   $    1,896
      ..........................................................................
      6.50%, 8/1/98                                       1,000        1,011
      ..........................................................................
      6.50%, 12/1/98                                      1,000        1,021
      ..........................................................................
      7.00%, 6/1/08 (Prerefunded 6/1/98+)                 1,200        1,233
      ..........................................................................
      7.70%, 4/1/98                                       2,000        2,006
 ................................................................................
Georgia Municipal Gas Auth., VRDN (Currently 3.35%)         500          500
 ................................................................................
Gwinnett County Hospital Auth.
      VRDN (Currently 3.50%) (MBIA Insured)               7,000        7,000
 ................................................................................
Gwinnett County Water and Sewerage Auth.,
      GO, COP 8.05%, 8/1/98                               1,200        1,221
 ................................................................................
Metropolitan Atlanta Rapid Transit Auth.,
      Sales Tax 8.00%, 7/1/18 (FGIC Insured)
      (Prerefunded 7/1/98+)                               8,430        8,711
 ................................................................................
Total Georgia (Cost  $45,075)                                         45,075
                                                                  ..............


HAWAII  1.3%

Hawaii, GO
      4.75%, 11/1/98                                      5,000        5,031
      ..........................................................................
      5.50%, 10/1/98                                      1,650        1,668
 ................................................................................
Honolulu City and County, GO
      6.90%, 10/1/01 (Prerefunded 10/1/98+)               3,000        3,096
 ................................................................................
Total Hawaii (Cost  $9,795)                                            9,795
                                                                  ..............


IDAHO  0.6%

Idaho HFA
   Holy Cross Hosp., VRDN (Currently 3.40%)               1,200        1,200
   .............................................................................
   St. Lukes Regional Med. Center, VRDN
      (Currently 3.70%)                                   3,500        3,500
   .............................................................................
Total Idaho (Cost  $4,700)                                             4,700
                                                                  ..............


ILLINOIS  11.0%

Chicago, GO
      3.55%, 10/29/98                                     3,300        3,300
      ..........................................................................
      3.55%, 2/4/99                                       5,000        5,000
 ................................................................................
Chicago Metropolitan Water District, GO
      7.25%, 1/1/99 (Escrowed to Maturity)                1,000        1,027
 ................................................................................

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                                                  Par      Value
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                                                   In thousands

Illinois, GO

      3.90%, 12/1/98                        $   1,950  $   1,951
      ............................................................
      4.50%, 6/1/98                             1,500      1,503
      ............................................................
      5.125%, 12/1/98 (FGIC Insured)            1,000      1,012
 ..................................................................
Illinois Dev. Fin. Auth., Palos Community
      Hosp. VRDN (Currently 3.40%)             23,000     23,000
 ..................................................................
Illinois EFA, Northwestern Univ., VRDN
      (Currently 3.40%)                        14,800     14,800
 ..................................................................
Illinois HFA, Advocate Health Care Network
      VRDN (Currently 3.45%)                   10,800     10,800
      ............................................................
   Children's Memorial Hosp., VRDN
      (Currently 3.35%)                         4,900      4,900
   ...............................................................
   Little Co. of Mary Hosp.
      VRDN (Currently 3.45%) (MBIA Insured)    12,070     12,070
      ............................................................
   Univ. of Chicago Hosp.
      VRDN (Currently 3.40%) (MBIA Insured)     1,000      1,000
 ..................................................................
Niles Village, IDR, W. W. Grainger, VRDN
      (Currently 3.45%)                         1,000      1,000
 ..................................................................
Total Illinois (Cost $81,363)                             81,363
                                                       ...........

INDIANA  0.6%


Gary, IDR, W. W. Grainger, VRDN (Currently
      3.45%)                                      730        730
 ..................................................................
Indianapolis Public Improvement, RAN, 4.25%,
      7/9/98                                    3,750      3,756
 ..................................................................
Total Indiana (Cost $4,486)                                4,486
                                                       ...........


IOWA  0.5%

Sheldon, Sioux Valley Hosp., VRDN
      (Currently 3.45%)                         3,455      3,455
 ..................................................................
Total Iowa (Cost $3,455)                                   3,455
                                                       ...........


KANSAS  0.1%

Kansas Highway, 9.00%, 7/1/98 (Escrowed
      to Maturity)                              1,000      1,017
 ..................................................................
Total Kansas (Cost $1,017)                                 1,017
                                                       ...........

KENTUCKY  2.9%

Kentucky, GO, TECP, 3.55%, 6/4/98               3,000      3,000
 ..................................................................
Kentucky Economic Dev. Fin. Auth.,
      Health Alliance VRDN (Currently 3.50%)
      (MBIA Insured)                            7,400      7,400
 ..................................................................

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                                                  Par      Value
------------------------------------------------------------------
                                                   In thousands


Kentucky Turnpike Auth., Revitalization
       Project 4.60%, 7/1/98 (AMBAC
       Insured)                             $   1,000  $   1,002
 ..................................................................
Trimble County, PCR, Louisville Gas and
      Electric, TECP 3.80%, 3/6/98              9,735      9,735
 ..................................................................
Total Kentucky (Cost $21,137)                             21,137
                                                       ...........

LOUISIANA  3.9%

Iberville Parish Consolidated School Dist.
      8.00%, 10/1/04 (Prerefunded 10/1/98+)     5,750      6,009
 ..................................................................
Louisiana, GO, 4.625%, 8/1/98 (MBIA Insured)      500        502
 ..................................................................
Louisiana Offshore Terminal Auth., VRDN
      (Currently 3.65%)                           700        700
 ..................................................................
Louisiana PFA
   Sisters of Charity, VRDN (Currently
      3.50%)                                   10,000     10,000
   ...............................................................
   Willis Knighton Medical Center
      VRDN (Currently 3.45%) (AMBAC Insured)    5,000      5,000
      ............................................................
      VRDN (Currently 3.50%) (AMBAC Insured)    4,900      4,900
 ..................................................................
New Orleans Aviation Board
      VRDN (Currently 3.30%) (MBIA Insured)     1,900      1,900
 ..................................................................
Total Louisiana (Cost $29,011)                            29,011
                                                       ...........

MARYLAND  9.0%

Anne Arundel County, GO
      6.50%, 6/1/98                             1,000      1,006
      ............................................................
      6.80%, 6/1/04 (Prerefunded 6/1/98+)       1,470      1,511
      ............................................................
   TECP, 3.50%, 4/7/98                          4,000      4,000
 ..................................................................
Baltimore County, GO
   Consolidated Public Improvement, 3.40%,
      8/1/98                                      435        434
   ...............................................................
   Metropolitan Dist., 3.40%, 8/1/98              300        300
 ..................................................................
Carroll County, GO, Consolidated Public
      Improvement 4.00%, 12/1/98                  860        861
 ..................................................................
Gaithersburg Economic Dev., Asbury Methodist
      VRDN (Currently 3.45%) (MBIA Insured)    10,000     10,000
 ..................................................................
Maryland, GO
      VRDN (Currently 3.46%)                    4,995      4,995
      6.60%, 10/15/98                           1,000      1,018


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                                                  Par      Value
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                                                   In thousands

Maryland DOT
      6.375%, 11/1/98                       $   1,470  $   1,495
      ............................................................
      6.50%, 7/15/04 (Prerefunded 7/15/98+)     1,000      1,029
 ..................................................................
Maryland HHEFA
   Charlestown Community, VRDN (Currently
      3.45%)                                    2,000      2,000
   ...............................................................
   Daughters of Charity Group, VRDN
      (Currently 3.35%)                         1,000      1,000
   ...............................................................
   Helix Health System, VRDN (Currently
      3.45%)                                    1,900      1,900
   ...............................................................
   Howard County General Hosp.
      8.25%, 7/1/18 (Prerefunded 7/1/98+)       1,100      1,138
      ............................................................
   Johns Hopkins Univ., 6.20%, 7/1/98          10,255     10,255
   ...............................................................
   Univ. of Maryland Medical System
      VRDN (Currently 3.45%)                    2,000      2,000
 ..................................................................
Maryland-National Capital Park and
   Planning Commission, GO BAN, Prince
   George's County
   VRDN (Currently 3.70%)                       3,000      3,000
 ..................................................................
Montgomery County, GO, Consolidated Public
   Improvement
      6.80%, 11/1/98                            2,000      2,039
      ............................................................
      7.10%, 10/1/04 (Prerefunded 10/1/98+)     1,000      1,040
 ..................................................................
Montgomery County Housing Opportunities
      Commission Single Family, 4.00%, 6/25/98  2,790      2,790
 ..................................................................
Montgomery County Economic Dev. Auth.
   Howard Hughes Medical Fac.
      VRDN (Currently 3.40%)                    7,900      7,900
 ..................................................................
Univ. of Maryland, 7.00%, 10/1/98                 890        906
 ..................................................................
Washington Suburban Sanitary Dist., GO,
      6.00%, 6/1/98                             3,750      3,770
 ..................................................................
Total Maryland (Cost $66,387)                             66,387
                                                       ...........

MASSACHUSETTS  0.3%

Massachusetts, GO, 7.25%, 7/1/05
      (Prerefunded 7/1/98+)                     2,000      2,054
 ..................................................................
Total Massachusetts (Cost $2,054)                          2,054
                                                       ...........

MICHIGAN  1.5%

Detroit City School Dist., GO, RAN, 4.50%,
      5/1/98                                    2,500      2,502
 ..................................................................
Michigan, GO, 4.50%, 9/30/98                    1,000      1,006
 ..................................................................
Univ. of Michigan, Medical Service Plan
      VRDN (Currently 3.65%)                    7,800      7,800
 ..................................................................
Total Michigan (Cost $11,308)                             11,308
                                                       ...........

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                                                  Par      Value
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                                                   In thousands

MINNESOTA  1.8%

Becker, PCR, Northern State Power, 3.30%,
      4/17/98                                  $4,000  $   4,000
 ..................................................................
Cottage Grove, PCR, Minnesota Mining and Mfg.
      VRDN (Currently 3.51%)                    1,000      1,000
 ..................................................................
Minnesota, GO, 4.90%, 8/1/98                      500        502
 ..................................................................
Rochester Health Care Fac.
   Mayo Foundation/Mayo Medical Center
      VRDN (Currently 3.60%)                    5,000      5,000
      ............................................................
   TECP, 3.55%, 4/9/98                          3,000      3,000
 ..................................................................
Total Minnesota (Cost $13,502)                            13,502
                                                       ...........

MISSISSIPPI  0.4%

Mississippi, GO, 5.00%, 9/1/98                  1,280      1,288
 ..................................................................
Rankin County, PCR, Siemens Energy and
      Automation VRDN (Currently 3.50%)         1,600      1,600
 ..................................................................
Total Mississippi (Cost $2,888)                            2,888
                                                       ...........

MISSOURI  0.4%

Univ. of Missouri, Capital Projects, RAN,
      4.25%, 6/30/98                            3,000      3,004
 ..................................................................
Total Missouri (Cost $3,004)                               3,004
                                                       ...........

NEW HAMPSHIRE  0.1%

New Hampshire HHEFA, St. Paul's School
      VRDN (Currently 3.30%)                    1,000      1,000
 ..................................................................
Total New Hampshire (Cost $1,000)                          1,000
                                                       ...........

NEW JERSEY  1.2%

New Jersey, GO, TECP, 3.75%, 3/9/98             8,700      8,700
 ..................................................................
Total New Jersey (Cost $8,700)                             8,700
                                                       ...........

NEW MEXICO  0.9%

Albuquerque, VRDN (Currently 3.40%)             1,000      1,000
 ..................................................................
New Mexico, GO
      5.50%, 9/1/98                             2,500      2,523
      ............................................................
   RAN, 4.50%, 6/30/98                          3,000      3,009
 ..................................................................
Total New Mexico (Cost $6,532)                             6,532
                                                       ...........



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                                                  Par      Value
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                                                   In thousands

NEW YORK  5.2%

Commack Union Free School Dist., GO, TAN,
      4.25%, 6/29/98                        $   3,500   $  3,504
 ..................................................................
Connetquot, GO, TAN, 4.25%, 6/25/98             3,000      3,003
 ..................................................................
Manhasset Union Free School Dist., GO, TAN,
      4.25%, 6/30/98                            3,000      3,004
 ..................................................................
Mount Vernon, PCR, General Electric, TECP,
      3.60%, 5/22/98                            2,900      2,900
 ..................................................................
New York City, GO, RAN, 4.50%, 6/30/98          3,000      3,006
 ..................................................................
New York City Municipal Water Fin. Auth.
      VRDN (Currently 3.65%)                   11,000     11,000
 ..................................................................
New York State Medical Care Fac. Fin. Agency
   Buffalo General Hosp., 7.70%, 2/15/22
      (FHA Insured) (Prerefunded 8/15/98+)      6,200      6,428
 ..................................................................
New York State Thruway Auth., VRDN
      (Currently 4.05%)                           700        700
 ..................................................................
South Huntington Union Free School Dist.,
      GO, TAN 4.10%, 6/30/98                    5,000      5,005
 ..................................................................
Total New York (Cost $38,550)                             38,550
                                                       ...........

NORTH CAROLINA  3.6%

Charlotte Mecklenberg Hosp. Auth.
   North Carolina Health Care
      VRDN (Currently 3.35%)                    8,000      8,000
      ............................................................
      VRDN (Currently 3.70%)                    6,000      6,000
 ..................................................................
Durham County, COP, 4.00%, 5/1/98               1,100      1,100
 ..................................................................
North Carolina Eastern Municipal Power Agency
      7.25%, 1/1/23 (Prerefunded 1/1/99+)       1,250      1,309
 ..................................................................
North Carolina EFA, Bowman Gray School of
      Medicine VRDN (Currently 3.40%)             950        950
 ..................................................................
Winston Salem, GO, COP
      VRDN (Currently 3.40%)                    9,400      9,400
 ..................................................................
Total North Carolina (Cost $26,759)                       26,759
                                                       ...........

OHIO  6.5%

Clermont County, Mercy Health System
      VRDN (Currently 3.40%)                    2,200      2,200
 ..................................................................
Cuyahoga County Hosp.
   Cleveland Clinic Foundation
      VRDN (Currently 3.40%) (AMBAC Insured)    1,000      1,000
      ............................................................
      VRDN (Currently 3.40%)                   11,000     11,000
      ............................................................


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                                                  Par      Value
------------------------------------------------------------------
                                                   In thousands

Dublin City School Dist., GO, 4.33%,
    5/13/98                                 $   5,000   $  5,003
 ..................................................................
Franklin County Hosp.
   Holy Cross Health Systems, VRDN
      (Currently 3.40%)                         4,500      4,500
   ...............................................................
   U.S. Health, VRDN (Currently 3.40%)         12,100     12,100
 ..................................................................
Ohio Public Fac., Higher Education, 4.25%,
      12/1/98                                  12,000     12,054
 ..................................................................
Ohio State Highway, GO, 5.70%, 5/15/98            250        251
 ..................................................................
Total Ohio (Cost $48,108)                                 48,108
                                                       ...........

OREGON  1.8%

Oregon, GO, Veterans' Welfare, VRDN
      (Currently 3.35%)                        10,000     10,000
 ..................................................................
Oregon Administration Services, COP
      4.00%, 11/1/98 (AMBAC Insured)            2,975      2,979
 ..................................................................
Portland, Sewer, 7.00%, 3/1/03 (Prerefunded
      3/1/98+)                                    500        500
 ..................................................................
Total Oregon (Cost $13,479)                               13,479
                                                       ...........

PENNSYLVANIA  2.7%

Doylestown Hosp. Auth.
      VRDN (Currently 3.55%) (AMBAC Insured)   13,000     13,000
 ..................................................................
Geisinger Auth. Health System
   Geisinger Medical Center, 5.25%, 7/1/98      1,000      1,005
 ..................................................................
Montgomery County, IDA, W. W. Grainger
      VRDN (Currently 3.45%)                    1,230      1,230
 ..................................................................
Pennsylvania, GO, 6.00%, 11/1/98 (MBIA
      Insured)                                  3,000      3,043
 ..................................................................
Philadelphia, GO, TRAN, 4.50%, 6/30/98          2,000      2,003
 ..................................................................
Total Pennsylvania (Cost $20,281)                         20,281
                                                       ...........

SOUTH CAROLINA  2.6%

Rock Hill Utility Systems
      VRDN (Currently 3.35%) (AMBAC Insured)    5,050      5,050
 ..................................................................
South Carolina, GO, Capital Improvement,
      4.50%, 10/1/98                            1,275      1,280
 ..................................................................
Spartanburg County, Siemens Energy and
      Automation VRDN (Currently 3.40%)         6,400      6,400
 ..................................................................
York County, PCR, Duke Power, TECP
      3.45 - 3.70%, 3/5 - 6/9/98                6,900      6,900
 ..................................................................
Total South Carolina (Cost $19,630)                       19,630
                                                       ...........

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

                                                           Par           Value
--------------------------------------------------------------------------------
                                                               In thousands


SOUTH DAKOTA  2.2%

South Dakota HEFA, Sioux Valley Hosp.
      VRDN (Currently 3.45%)                         $  16,045     $    16,045
 ................................................................................
Total South Dakota (Cost  $16,045)                                      16,045
                                                                   .............


TENNESSEE  0.4%

Knox County Health Ed. and Housing Fac. Board
   Mercy Health, VRDN (Currently 3.40%)                  2,900           2,900
 ................................................................................
Total Tennessee (Cost  $2,900)                                           2,900
                                                                   .............


TEXAS  9.7%

Dallas County, GO, 7.625%, 8/15/98                       1,000           1,017
 ................................................................................
Dallas County Community College Dist.
      VRDN (Currently 3.50%)                            16,400          16,400
 ................................................................................
Dallas Fort Worth Regional Airport
      4.30%, 11/1/98 (MBIA Insured)                      2,200           2,211
 ................................................................................
Harris County, GO, Toll Road
      8.10%, 8/1/08 (Prerefunded 8/1/98+)                1,000           1,037
 ................................................................................
Harris County HFA, Sisters of Charity, TECP,
      3.60%, 6/8/98                                      1,200           1,200
 ................................................................................
Hockley County IDC, PCR, Amoco Oil
      3.75%, 3/1/98                                      2,500           2,500
      ..........................................................................
      3.75%, 5/1/98                                      7,940           7,940
 ................................................................................
Houston Water and Sewer Systems, VRDN
      (Currently 3.55%)                                 13,000          13,000
 ................................................................................
Midland, IDR, W. W. Grainger, VRDN
      (Currently 3.45%)                                    775             775
 ................................................................................
North Texas Municipal Water Dist., Upper E Fork
      7.60%, 6/1/01 (AMBAC Insured)
      (Prerefunded 6/1/98+)                              1,000           1,009
 ................................................................................
Red River Auth., PCR, Southwestern Public Service
      VRDN (Currently 3.55%)                               700             700
 ................................................................................
San Antonio Electric and Gas
      7.00%, 2/1/00 (Prerefunded 2/1/99+)                  500             522
 ................................................................................
Texas, GO
      7.50%, 10/1/98                                     1,600           1,634
      ..........................................................................
   TRAN, 4.75%, 8/31/98                                 15,000          15,083
 ................................................................................
Texas PFA, Building, 5.00%, 8/1/98 (AMBAC Insured)       1,025           1,030
 ................................................................................

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

                                                              Par         Value
--------------------------------------------------------------------------------
                                                                 In thousands

Travis County HFA, Hosp. Charity Obligation Group
      VRDN (Currently 3.35%)                            $   1,000     $   1,000
 ................................................................................
Waco Health Fac. Dev., Charity Obligation
      VRDN (Currently 3.35%)                                2,000         2,000
 ................................................................................
Weslaco Health Fac. Dev., Knapp Medical Center
      10.375%, 6/1/16 (Prerefunded 6/1/98+)                 2,500         2,564
 ................................................................................
Total Texas (Cost  $71,622)                                              71,622
                                                                      ..........


UTAH  1.3%

Univ. of Utah, Campus Fac., VRDN (Currently 3.50%)         10,000        10,000
 ................................................................................
Total Utah (Cost  $10,000)                                               10,000
                                                                      ..........


VIRGINIA  6.0%

Fairfax County IDA, Inova Health System, TECP
      3.50%, 4/7/98                                         1,000         1,000
 ................................................................................
Manassas, GO, 6.00%, 1/1/99                                 1,000         1,018
 ................................................................................
Richmond, GO, BAN, VRDN (Currently 3.45%)                  15,800        15,800
 ................................................................................
Roanoke, GO, Public Improvement, 4.00%, 8/1/98              2,845         2,847
 ................................................................................
Roanoke IDA, Roanoke Memorial Hosp.
   Carilion Health System, VRDN (Currently 3.35%)           6,645         6,645
 ................................................................................
Rockingham County IDA, Merck and Company
      VRDN (Currently 3.60%)                                2,400         2,400
 ................................................................................
Univ. of Virginia, VRDN (Currently 3.40%)                     500           500
 ................................................................................
Virginia College Building Auth.
   Equipment Leasing, 4.25%, 8/1/98                         1,100         1,102
   .............................................................................
   Univ. of Richmond, VRDN (Currently 3.40%)                1,650         1,650
 ................................................................................
Virginia Commonwealth Transportation Board
   Oak Grove Connector, 5.00%, 5/15/98                      1,450         1,453
 ................................................................................
Virginia Housing Dev. Auth., 3.80%, 6/10/98                10,000         9,993
 ................................................................................
Total Virginia (Cost  $44,408)                                           44,408
                                                                      ..........

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

                                                            Par          Value
--------------------------------------------------------------------------------
                                                               In thousands

WASHINGTON  2.5%

Port of Seattle, GO, VRDN (Currently 3.45%)          $    2,000    $     2,000
 ................................................................................
Washington, GO
      VRDN (Currently 3.35%)                              5,000          5,000
      ..........................................................................
      4.20%, 8/1/98                                       1,000          1,002
      ..........................................................................
      4.50%, 1/1/99                                       1,790          1,800
      ..........................................................................
      5.20%, 6/1/98                                       1,000          1,004
      ..........................................................................
      7.00%, 9/1/98                                       1,500          1,523
      ..........................................................................
      7.30%, 6/1/00 (Prerefunded 6/1/98+)                 2,000          2,017
 ................................................................................
Washington Housing Finance Commission,
      3.85%, 12/15/98                                     1,970          1,970
 ................................................................................
Washington Public Power Supply System, 5.00%, 7/1/98      2,170          2,177
 ................................................................................
Total Washington (Cost $18,493)                                         18,493
                                                                   .............


WISCONSIN  2.1%

Milwaukee, GO, 6.90%, 6/1/98                              1,000          1,008
 ................................................................................
Oak Creek, Wisconsin Electric Power Co.
      VRDN (Currently 3.45%)                                500            500
 ................................................................................
Winconsin, Student Loan, TECP, 3.25 - 3.75%,
      4/7 - 5/6/98                                       14,376         14,376
 ................................................................................
Total Wisconsin (Cost $15,884)                                          15,884
                                                                   .............


WYOMING  0.4%

Uinta County, PCR, Amoco Oil, 3.85%, 12/1/98              3,000          3,000
 ................................................................................
Total Wyoming (Cost  $3,000)                                             3,000
                                                                   .............

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Total Investments in Securities
103.0% of Net Assets (Cost  $763,262)                               $  763,262

Other Assets Less Liabilities                                          (22,505)
                                                                   .............

NET ASSETS                                                          $  740,757
                                                                   -------------

Net Assets Consist of:

Accumulated net investment income - net of distributions            $      142

Paid-in-capital applicable to 740,809,288 shares of $0.01 par value capital stock outstanding; 5,000,000,000 shares
authorized                                                             740,615
                                                                   .............

NET ASSETS                                                          $  740,757
                                                                   -------------

NET ASSET VALUE PER SHARE                                           $     1.00
                                                                   -------------







    +   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  BAN   Bond Anticipation Note
  COP   Certificates of Participation
  DOT   Department of Transportation
  EFA   Educational Facility Authority
 FGIC   Financial Guaranty Insurance Company
  FHA   Federal Housing Authority
   GO   General Obligation
  HFA   Health Facility Authority
 HEFA   Health & Educational Facilities
HHEFA   Health & Higher Educational Facility Authority
  IDA   Industrial Development Authority
  IDC   Industrial Development Corp.
  IDR   Industrial Development Revenue
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
  PFA   Public Facility Authority
  RAN   Revenue Anticipation Note
  TAN   Tax Anticipation Note
 TECP   Tax-Exempt Commercial Paper
 TRAN   Tax Revenue Anticipation Note
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                        2/28/98

  Investment Income
  Interest income                                                    $   26,151
                                                                   .............
  Expenses
   Investment management                                                  2,989
   Shareholder servicing                                                    412
   Custody and accounting                                                   150
   Prospectus and shareholder reports                                        40
   Registration                                                              39
   Directors                                                                 14
   Legal and audit                                                           11
   Miscellaneous                                                              9
                                                                   .............
   Total expenses                                                         3,664
                                                                   .............
  Net investment income                                                  22,487
                                                                   .............


  Realized Gain (Loss)
  Net realized gain (loss) on securities                                     53
                                                                   .............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                             $   22,540
                                                                   -------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                              Year
                                                             Ended
                                                           2/28/98      2/28/97

  Increase (Decrease) in Net Assets
  Operations

   Net investment income                                $   22,487   $   20,102
   Net realized gain (loss)                                     53           18
                                                        ........................
   Increase (decrease) in net assets from operations        22,540       20,120
                                                        ........................

  Distributions to shareholders

   Net investment income                                   (22,487)     (20,102)
                                                        ........................

  Capital share transactions*
   Shares sold                                             691,676      628,499
   Distributions reinvested                                 21,239       19,039
   Shares redeemed                                        (650,346)    (648,564)
                                                        ........................
   Increase (decrease) in net assets from capital
   share transactions                                       62,569       (1,026)
                                                        ........................

  Net Assets
  Increase (decrease) during period                         62,622       (1,008)
  Beginning of period                                      678,135      679,143
                                                        ........................
  End of period                                         $  740,757   $  678,135
                                                        ------------------------

*Share information
   Shares sold                                             691,676      628,499
   Distributions reinvested                                 21,239       19,039
   Shares redeemed                                        (650,346)    (648,564)
                                                        ........................
   Increase (decrease) in shares outstanding                62,569       (1,026)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------
                                                              February 28, 1998
------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 8, 1981.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized in fiscal 1998 amounted to $53,000.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------


     ---------------------------------------------------------------------------

     Undistributed net realized gain                                    118,000

     Paid-in-capital                                                   (118,000)

     At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $763,262,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $238,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $423,000 for the year ended February 28, 1998, of which $33,000 was payable at period-end.

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/98
--------------------------------------------------------------------------------

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's dividend income included $22,322,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. ROWE PRICE TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Exempt Money Fund, Inc.

     We have audited the accompanying statement of net assets of T. Rowe Price Tax-Exempt Money Fund, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Exempt Money Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     Baltimore, Maryland
     March 18, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

            By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

            In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

            Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

            T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

            Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

            Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

            Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

            Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

            Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

            To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

            Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

            Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

            T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

            Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

            Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

            Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

            *A division of T. Rowe Price Investment Services, Inc.  Member
             NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 .........................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ........................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 .........................................

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
 .........................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 .........................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 .........................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly the Equity Index Fund.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
*** Closed to new investors.
  + Neither the funds nor their share prices are guaranteed by the U.S.
    government.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:

Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Exempt Money Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]



T. Rowe Price Investment Services, Inc., Distributor.            F52-050 2/28/98

Annual Report

Tax-Free
Funds


February 28, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended
     February 28, 1998.

o Municipal bonds performed well during both periods, buoyed by subdued inflation and a flight to the quality of U.S. bonds following the Asian financial crisis.

o Municipal credit ratings improved significantly due to continuing economic growth. Yield spreads between higher- and lower-quality bonds narrowed to record lows, providing an extra boost to the high-yield sector.

o We expect slower economic growth and continued low inflation in 1998, which bodes well for municipal bond investors.

Fellow Shareholders

The bond market and your funds enjoyed good returns during the past 6- and 12-month periods, fueled by low inflation and credit upgrades due to strong economic growth. In the aftermath of the currency crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of U.S. fixed income markets.

MARKET ENVIRONMENT

During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with yields on long-term AAA-rated bonds falling about 27 basis points (100 basis points equal one percent) from the end of August. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. As a result, the yield curve flattened throughout most of the past six months, causing long-term bonds to outperform shorter maturities.

Municipal Bond and Note Yields

                                               1-Year Moody's
          30-Year AAA         5-Year AAA      Investment Grade
      General Obligation  General Obligation       1 Note

2/28/97       5.5                 4.4                3.7
              5.75                4.75               3.9
              5.6                 4.8                3.95
5/97          5.5                 4.55               3.9
              5.45                4.4                3.85
              5.15                4.15               3.85
8/97          5.35                4.35               3.85
              5.25                4.2                3.8
              5.23                4.15               3.8
11/97         5.18                4.2                3.85
              5.03                4.1                3.85
              5                   4                  3.65
2/28/98       5.08                4.05               3.6

The major influence on rates was (and continues to be) moderate inflation in the U.S. Consumer prices increased only slightly, and producer prices actually declined over the last 12 months. The Federal Reserve has left short-term interest rates unchanged since March 1997 despite strong economic growth. Shortly after the hike in the federal funds rate last spring, yields had risen in anticipation of further Fed tightening, but low inflation and the events in Asia have put the Fed on hold.

The municipal market also benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply. Issuance rose 20% in 1997, and supply so far in 1998 is the highest ever for the first two months of the year. Strong economic growth boosted the financial condition of municipal governments, resulting in improving municipal credits. Rating upgrades exceeded downgrades by a seven-to-one margin. The difference between the yields of higher- and lower-quality bonds narrowed, contributing to good returns from lower-quality bonds.

TAX-EXEMPT MONEY FUND

Our longer-maturity strategy resulted in relatively good returns and enabled your fund to outperform its peer group during both the 6- and 12-month periods ended February 28, 1998.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Exempt Money Fund             1.60%           3.24%

Lipper Tax-Exempt Money
Market Funds Average              1.52            3.09

The fund ended its fiscal year with a weighted average maturity of 59 days, close to where it was at the end of February and August of 1997. This maturity was significantly longer than the peer group average of 43 days, and it ranged from 10 to 20 days longer than the competition throughout the last six months. Our longer maturity posture was warranted by both a stable U.S. monetary policy and strong cash flows into the short-term tax-exempt sector. Your fund's increased holdings in six-month to one-year maturities provided an additional average yield of 10 to 20 basis points.

Short-term tax-exempt yields closed the fiscal year at 3.50% for six-month and 3.60% for one-year maturities. These yields were 20 and 25 basis points lower, respectively, than the yields that prevailed on August 31, but only five to 10 basis points lower than a year ago. All in all, the rate environment has been remarkably docile in the short end of the yield curve, and most of the move toward lower yields took place during the first two months of 1998.

The supply of new short-term issues increased more than 10% in 1997 to almost $46 billion, the largest yearly volume since 1993. More important, however, was the increase in tax-exempt money fund assets, which rose almost $25 billion to a record $172.3 billion. As investors have become more willing to accept a lower rate of return for stability of principal, money funds across the board have benefited. This is best evidenced by the assets of all money funds, both tax-exempt and taxable, which surpassed the $l trillion milestone in 1997 and reached $1.124 trillion on February 28, 1998.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free Short-
Intermediate Fund                 3.08%           5.28%

Lipper Short-Intermediate
Debt Funds Average                2.91            5.14

Your fund posted solid returns and outperformed the Lipper Short-Intermediate Debt Funds Average over both the 6- and 12-month periods ended February 28, 1998. Returns were enhanced by an extension of duration, a low expense ratio, and a narrowing of yields between higher- and lower-quality bonds. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

At the end of August the fund's duration was 2.8 years, which we considered a neutral posture. In September, Treasury yields began to fall and new issuance of municipal bonds increased. This additional supply kept municipal yields from falling as fast as Treasury yields and improved the relative attractiveness of tax-exempt bonds. At that time, we considered municipal yields appealing enough to extend duration to a more aggressive
3.1 years. When municipal yields continued to drop into January, we shortened the fund's duration slightly to 3.0 years, where it stood at the end of the reporting period.

Also helping performance was the improving credit quality of many municipal issuers. As a result, more than 10% of fund holdings enjoyed credit upgrades during the past 12 months.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Intermediate-term bonds generated strong returns over the last 12 months, a combination of good capital appreciation and coupon income. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1998. The fund's superior performance relative to its peers occurred in the second half of the fiscal year as we extended duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) Also contributing to the strong results was the fund's low expense ratio.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months

__________________________________________________________________

Tax-Free Insured
Intermediate Bond Fund            4.39%           7.31%

Lipper Intermediate
Municipal Debt Funds Average      4.07            7.10

During the first six months, we had adopted a slightly defensive duration posture that caused us to lag our peer group. When bond prices fell and yields moved higher in August and September, we took advantage of the opportunity to move from a defensive to a neutral posture. The heavy supply of new municipal bond issuance caused Treasuries to outperform municipals in late 1997, resulting in narrower spreads between tax-exempt and taxable yields. Municipal bonds grew more attractive relative to taxable securities, and we extended duration further. As prices continued to rally into January, we trimmed duration once again to 5.5 years at the end of February. The continuing growth of insured bonds added to the municipal market's appeal, as insured securities approached 50% of all new issues in 1997.

We also adopted a "barbell" structure for part of the portfolio, which consists of shorter- and longer-term securities together producing an intermediate duration with a higher yield. The combination of the two securities appreciates in value faster than a single bond with an intermediate-term duration.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
___________________________________________________________________

Tax-Free Income Fund              5.18%           9.37%
Lipper General Municipal

Debt Funds Average                4.99            9.12

Long-term national municipal bond funds performed well over the past year with total returns above 9% as long-term interest rates ended about 40 basis points lower than a year ago. This compares with an average annual return closer to 7% for these funds over the last five years. Your fund's results exceeded those of its Lipper peer group average for the 6- and 12-month periods ended February 28, 1998.

The Tax-Free Income Fund surpassed the average for its peers due to several factors. First, we extended duration in the second half of the fund's fiscal year as we put more cash to work in the long end of the market. Second, we followed a "barbelled" maturity strategy to take advantage of a flattening yield curve with long rates falling while short-term rates were little changed. This meant holding fewer intermediate-term bonds that did not appreciate as much as long-term securities. The duration of the fund (see Tax-Free Short-Intermediate Fund section for an explanation) was slightly shorter at the end of February as more bonds traded to their call dates. To mitigate this effect, we continued to overweight noncallable bonds among maturities longer than 10 years. Finally, we tried to enhance the yield by holding older premium bonds with higher coupons, while deploying new cash into more price-sensitive lower-coupon bonds.

While the fund's portfolio structure produced good returns, in retrospect we should have invested in more lower-quality bonds to participate further in the spread tightening of the past year. We were pleased that many of our larger lower-rated positions performed well and were upgraded during the year.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free High Yield Fund          5.51%          10.42%
Lipper High Yield Municipal

Debt Funds Average                5.39           10.13

The high-yield sector was the best-performing part of the municipal bond market last year, buoyed by narrowing differences in yields between higher- and lower-quality bonds. The yield spread declined to a record low level during the period. Within this environment, the Tax-Free High Yield Fund generated strong returns and outperformed the average of similar funds for both the fiscal year and most recent six months. The fund's return over the past 10 years is also well ahead of the average for competing funds.
The narrowing of credit quality yield spreads was the dominant theme of the municipal high-yield market last year, since tighter spreads enhance the price performance of lower-quality bonds versus higher-quality securities. Much of the tightening occurred during the first half of the year, with spreads stabilizing at the lower level over the second half. To illustrate, consider the yield spread difference between our municipal high-yield index with an average rating of BB+ versus one composed of bonds with an average AA rating. Since January 1995, the spread between these two indices has moved from 130 basis points to only 30 basis points. The principal forces that could reverse this trend, such as a recession and heavy high-yield issuance, do not appear likely at present. Thus, we expect the difference between yields of lower- and higher-quality to remain narrow.

Quality Diversification

Tax-Free High Yield Fund

AAA    AA       A        BBB       BB and Below
4%     26%      20%      27%       23%

While this compression of yield spreads has generally reduced our enthusiasm for lower-quality bonds, we are nevertheless able to find issues to our liking. Over the past six months, the fund's exposure to below-investment-grade bonds rose from 19% to 23% of net assets. Our weighting in bonds rated BBB fell from 32% to 27% due to an upgrade of the fund's largest holding, New York City general obligation bonds.
New York City's rating upgrade illustrates a broader trend: while the fund's average credit quality is little changed from a year ago, nearly 12% of holdings were upgraded by at least one rating agency last year. Fund performance during the past six and 12 months benefited from its higher noninvestment-grade exposure, low expense ratio, the ratings upgrades discussed, and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) We began the recent six-month period with a duration of 7.0 years and ended at 7.2 years as interest rates rose in February. The fund's weighted average maturity hovered around 19 years, and cash levels averaged about 3%.

OUTLOOK

The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

Municipal bonds produced good results over the last 12 months despite the steady growth of new issuance. However, we ended the year with a slightly more cautious view. A surge in issuance in the first quarter of 1998 meant we were paid to be patient as yields rose from their lows in mid-January. Municipal bonds look attractive compared with taxable alternatives, which could represent an opportunity to buy bonds at higher yields.

We anticipate slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

March 20, 1998

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Exempt Money Fund
_____________________________________________________________________

Price Per Share                      $    1.00   $   1.00

Dividends Per Share

    For 6 months                         0.016      0.016

    For 12 months                        0.031      0.032

Dividend Yield (7-Day Compound) *         3.04%      3.03%

Weighted Average Maturity (days)            60         59

Weighted Average Quality **         First Tier First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                      $    5.33   $   5.37

Dividends Per Share

    For 6 months                          0.11       0.11

    For 12 months                         0.22       0.22

Dividend Yield *

    For 6 months                          4.27%      4.28%

    For 12 months                         4.37       4.32

Capital Gain Distribution (long
    term, paid 12/30/97)                     -   $   0.01

Weighted Average Maturity (years)          3.8        4.1

Weighted Average Effective
    Duration (years)                       2.8        3.0

Weighted Average Quality ***               AA-         AA


T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free Insured Intermediate Bond Fund

_______________________________________________________________________

Price Per Share                      $   10.86   $  11.06

Dividends Per Share

    For 6 months                          0.24       0.24

    For 12 months                         0.48       0.48

Dividend Yield *

    For 6 months                          4.44%      4.49%

    For 12 months                         4.56       4.52

Capital Gain Distribution (paid 12/30/97)

    Short-Term                               -   $   0.02

    Long-Term                                -       0.01

Weighted Average Maturity (years)          8.5        8.4

Weighted Average Effective Duration
    (years)                                5.4        5.5

Weighted Average Quality ***                AA         AA

Tax-Free Income Fund
______________________________________________________________________

Price Per Share                      $    9.71   $   9.95

Dividends Per Share

    For 6 months                          0.26       0.26

    For 12 months                         0.52       0.52

Dividend Yield *

    For 6 months                         5.40%      5.33%

    For 12 months                         5.51       5.44

Weighted Average Maturity (years)         17.4       17.1

Weighted Average Effective
    Duration (years)                       7.5        7.4

Weighted Average Quality ***               AA-        AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free High Yield Fund
______________________________________________________________________

Price Per Share                      $   12.33   $  12.66

Dividends Per Share

    For 6 months                          0.35       0.34

    For 12 months                         0.70       0.69

Dividend Yield *

    For 6 months                          5.74%      5.57%

    For 12 months                         5.92       5.74

Weighted Average Maturity (years)         18.7       18.9

Weighted Average Effective Duration
    (years)                                7.0        7.2

Weighted Average Quality ***                A-         A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 2/28/98
                         SinceInception
               1 Year  5 Years 10 Years Inception    Date
______________________________________________________________________

Tax-Exempt Money 3.24%    2.87%    3.65%        -  4/8/81

Tax-Free Short-
    Intermediate 5.28     4.50     5.44         -12/23/83

Tax-Free Insured
    Intermediate
    Bond         7.31     5.81        -      6.87%11/30/92

Tax-Free Income  9.37     6.33     7.70         -10/26/76

Tax-Free High
    Yield       10.42     7.15     8.58         -  3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

Tax-Exempt Money Fund
As of 2/28/98

            Lipper Tax-Exempt
              Money Market              Tax-Exempt
               Fund Index               Money Fund

2/88            $10,000$                 10,000
2/89             10,500                  10,508
2/90             11,120                  11,125
2/91             11,719                  11,705
2/92             12,176                  12,138
2/93             12,470                  12,424
2/94             12,707                  12,679
2/95             13,030                  13,012
2/96             13,464                  13,453
2/97             13,858                  13,864
2/98             14,296                  14,312

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Short-Intermediate Fund
As of 2/28/98

        Lehman 3-Year   Lipper Short-        Tax-Free
          GO Bond       Intermediate    Short-Intermediate
            Index    Debt Funds Average        Fund

2/88      $10,000        $ 10,000            $10,000
2/89       10,261          10,389             10,314
2/90       11,088          11,183             11,073
2/91       12,016          12,038             11,855
2/92       12,996          12,989             12,677
2/93       14,124          14,182             13,629
2/94       14,615          14,731             14,105
2/95       14,998          15,040             14,515
2/96       16,206          16,130             15,512
2/97       16,952          16,808             16,136
2/98       17,857          17,720             16,987

Tax-Free Insured Intermediate Bond Fund
As of 2/28/98

        Lehman 7-Year Lipper Intermediate    Tax-Free
         Municipal      Municipal Debt Insured Intermediate
         Bond Index      Funds Average       Bond Fund

11/30/92  $10,000        $  10,000           $10,000
2/93       10,542         10,540              10,681
2/94       11,008         11,038              11,267
2/95       11,277         11,250              11,566
2/96       12,434         12,278              12,672
2/97       13,050         12,816              13,204
2/98       14,043         13,767              14,168

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Income Fund
As of 2/28/98

           Lehman       Lipper General
         Municipal      Municipal Debt       Tax-Free
         Bond Index      Funds Average      Income Fund

2/88      $10,000        $10,000             $10,000
2/89       10,621         10,693              10,411
2/90       11,710         11,642              11,259
2/91       12,790         12,599              12,205
2/92       14,067         13,882              13,447
2/93       16,003         15,871              15,447
2/94       16,890         16,738              16,297
2/95       17,208         16,867              16,606
2/96       19,109         18,560              18,318
2/97       20,161         19,440              19,199
2/98       22,004         21,268              20,998

Tax-Free High Yield Fund
As of 2/28/98


                         Lipper High Yield   Tax-Free
       Lehman Revenue   Municipal Debt      High Yield
         Bond Index      Funds Average         Fund


2/88      $10,000        $10,000             $10,000
2/89       10,805         10,798              10,827
2/90       11,968         11,741              11,861
2/91       13,069         12,420              12,801
2/92       14,475         13,706              14,154
2/93       16,580         15,373              16,127
2/94       17,619         16,374              17,335
2/95       17,890         16,615              17,554
2/96       19,918         18,354              19,419
2/97       21,093         19,370              20,627
2/98       23,149         21,661              22,776

For yield, price, last transaction,
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a week, call Tele*Access(registered trademark):
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Internet address:
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T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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C03-050  2/28/98